EXHIBIT 10





                          [CNOOC Limited Letterhead]




May 23, 2002


Securities and Exchange Commission
450 Fifth Street, N.W.
Washington, D.C. 20549


Re: Representations by Arthur Andersen & Co in connection with the audit of CNOOC Limited


Ladies and Gentlemen:

On behalf of CNOOC Limited (the "Company"), please be advised that Arthur Andersen & Co ("Andersen") has represented to the Company that its audit of the Company's consolidated financial statements included in the Company's Annual Report on Form 20-F for the year ended December 31, 2001, to which this letter is an exhibit, was subject to Andersen's quality control system for the U.S. accounting and auditing practice to provide reasonable assurance that the engagement was conducted in compliance with professional standards, that there was appropriate continuity of Andersen personnel working on the audit, availability of U.S. national office consultation, and availability of personnel at foreign affiliates of Andersen to conduct the relevant portions of the audit.

Sincerely,

/s/ Mark Qiu

Mark Qiu
CFO & Senior Vice President